UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the securities exchange act of 1934

      Date of Report (Date of earliest event reported): September 26, 2006

                              Gemco Minerals, Inc.
                              --------------------
               (Exact name of issuer as specified in its charter)


         Florida                                             65-10011685
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
 Incorporation or organization)         File Number)      Identification Number)


                  #203 - 20189 56th Ave Langley, B.C., V3A 3Y6
                  --------------------------------------------
              (Address of principal executive ofices and zip code)


                                 1-866-848-2940
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e -4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in the Registrant's Certifying Accountant

On September 26, 2006, the Audit Committee of the Company's Board of Directors (the "Audit Committee") agreed to accept the resignation of Cinnamon Jang Willoughby as the Company's independent registered public accounting firm. On that same date, the Audit Committee engaged Manning Elliott, LLP to serve as the independent registered public accounting firm to audit the Company's consolidated financial statements and to serve as the Company's independent registered public accounting firm for the fiscal year ended May 31, 2007.

The reports of Cinnamon Jang Willoughby on the Company's consolidated financial statements as of and for the fiscal years ended May 31, 2006 and May 31, 2005 and any subsequent interim period through the date of resignation did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended May 31, 2006 and May 31, 2005 and any subsequent interim period through the date of resignation, there were no (1) disagreements with Cinnamon Jang Willoughby on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cinnamon Jang Willoughby's satisfaction, would have caused Cinnamon Jang Willoughby to make reference thereto in its report on the financial statements for such years, or (2) reportable events described under Item 304(a)(1)(iv)(B) of Regulation SB. A letter from Cinnamon Jang Willoughby is attached hereto as Exhibit 16.1, indicating its agreement with the statements herein.

In deciding to select Manning Elliott, LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Manning Elliott, LLP and concluded that Manning Elliott, LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending May 31, 2007.

During the two fiscal years ended May 31, 2006 and May 31, 2005 and the subsequent interim period through the engagement of Manning Elliott, LLP, the Company did not consult with Maning Elliott LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01.         Financial Statements and Exhibits

     (d)  The following exhibits are filed with this report:

         Exhibit Number             Description
         --------------        ------------------------------------------
             16.1              Letter from Cinnamon Jang Willoughby dated
                               September 28, 2006.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Vancouver, on the 28th day of September 2006.

                                    GEMCO MINERALS, INC.

                                    By: /s/ Dorlyn R Evancic
                                        ---------------------
                                            Dorlyn R. Evancic
                                            Director and
                                            Chief Financial Officer

                                  Exhibit Index




         Exhibit Number             Description
         --------------        ------------------------------------------
             16.1              Letter from Cinnamon Jang Willoughby dated
                               September 28, 2006.